Exhibit 10.3

FOURTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

          THIS FOURTH AMENDMENT TO SECOND LIEN CREDIT AGREEMENT, dated as of June 26, 2008 (this “Amendment”), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation (the “Borrower”), certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its capacity as agent for the Lenders (“Agent”).

BACKGROUND

          A.          Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

          B.          The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

AGREEMENT

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS. Upon the Effective Date, Annex A to the Credit Agreement is amended by amending and restating the definition of Term B Maturity Date in its entirety as follows:

“Term Loan B Maturity Date” means the earliest of (a) August 29, 2012, (b) the later of (i) the “Commitment Termination Date” as defined in the First Lien Credit Agreement or (ii) July 15, 2008 or such later date as acceptable to all the Lenders, (c) July 1, 2011 unless all outstanding shares of Holdings’ series A preferred stock have been redeemed prior to such date, and (d) the date of indefeasible prepayment in full of the Loans.

          SECTION 3. OTHER AGREEMENTS. In connection with the foregoing Amendments, the Borrower, the Lenders and the Agent hereby agree to the following:

                    (a)          No principal payments will be required to be made by the Borrower pursuant to Section 1.l(b) on July 1, 2008. Notwithstanding the foregoing, such principal amount will remain outstanding and be added to the amount due on the Term B Maturity Date.

                    (b)          Notwithstanding anything to the contrary in the Credit Agreement, the Borrower’s existing LIBOR Loan with a three month LIBOR Period due July 1, 2008 shall be deemed to be a LIBOR Loan with a six month LIBOR Period due September 29, 2008.

                    (c)          The parties hereto agree to modify the Third Amendment to the Second Lien Credit Agreement dated as of May 28, 2008 by amending and restating Section 4(a)(iii) to read as follows:

(iii)          “Forbearance Termination Date” means (i) the earlier to occur of (a) 5:00 p.m. (Chicago time) on July 15, 2008, and (b) the date upon which a Forbearance Default occurs or (ii) such later date as acceptable to all the Lenders.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties to the Agent and the Lenders:

          (a)          The execution, delivery and performance of this Amendment by the Borrower: (a) is within the Borrower’s organizational power, (b) has been duly authorized by all necessary or proper corporate and shareholder action, (c) does not contravene any provision of the Borrower’s charter or bylaws or equivalent organizational documents, (d) does not violate any law or regulation, or any order or decree of any court or Governmental Authority, (e) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its property is bound, (f) does not result in the creation or imposition of any Lien upon any of the property of the Borrower other than those in favor of Agent pursuant to the Loan Documents, and (g) does not require the consent or approval of any Governmental Authority or any other Person.

(b) This Amendment has been duly executed and delivered by or on behalf of the Borrower.

          (c)          This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment except as referenced in Section 4(b) of the Third Amendment to the Credit Agreement.

          (e)          No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of the Borrower, threatened against the Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Governmental Authority, or before any arbitrator or panel of arbitrators, (a) which challenges the Borrower’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment or any other Loan Document, or the validity or enforceability of this Amendment or any other Loan Document or any action taken under this Amendment or any other Loan Document or (b) which if determined adversely, is reasonably likely to have or result in a Material Adverse Effect. To the knowledge of the Borrower, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.

          (f)          The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

                 SECTION 5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective upon the date that Borrower, Agent and the Requisite Lenders shall have executed and delivered this Agreement (the “Effective Date”).

          SECTION 6. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          SECTION 7. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                    (a)          On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Agreement.

                    (b)          The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)          Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

          SECTION 8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND

DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT AGENT, LENDERS AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          SECTION 10. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By:	/s/ Mark Koscinski

Name: MARK KOSCINSKI
Title:	SVP, CFO

MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its individual capacity and as Agent

By:	/s/ Mark Bohntinsky

Name:	MARK BOHNTINSKY

Title:	SVP

Butler Service Group, Inc.
Signature Page to Fourth Amendment
to Second Lien Credit Agreement

GARRISON FUNDING 2008-1 LTD.

By:	/s/ Joseph Tansey

Name: JOSEPH TANSEY
Title: PRESIDENT

MC FUNDING, LTD.
By: Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Mark Bohntinsky

Name:	MARK BOHNTINSKY

Title:	PRESIDENT

Butler Service Group, Inc.
Signature Page to Fourth Amendment
to Second Lien Credit Agreement